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                                                                    Exhibit 23.3
                                                                    ------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report on the 1995 financial statements for Star Mountain, Inc., dated February 16, 1996, included in the previously-filed Registration Statement on Form S-1 (No. 333-46157).


                                        /s/ Friedman & Fuller, P.C.
Rockville, Maryland
May 20, 1998






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